UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2020

Solar Capital Ltd.

(Exact name of registrant as specified in its charter)

MARYLAND	814-00754	26-1381340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Park Avenue, New York, NY		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 993-1670

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SLRC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Solar Capital Ltd. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) on October 6, 2020 and submitted two matters to the vote of the stockholders. A summary of the matters voted upon by stockholders is set forth below.

1. Stockholders elected two directors, who will each serve for a three-year term to expire at the 2023 Annual Meeting of Stockholders based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Bruce Spohler	28,192,017	2,264,396	—
Steven Hochberg	22,430,238	8,026,175	—

2. Stockholders approved a proposal to authorize the Company to sell shares of its common stock at a price or prices below the Company’s then current net asset value per share in one or more offerings, in each case, subject to the approval of its Board of Directors and compliance with the conditions set forth in the proxy statement (including, without limitation, that the number of shares issued does not exceed 25% of the Company’s then outstanding common stock immediately prior to each such offering) based on the following votes:

	For	Against	Abstain	Broker Non-Votes
With Affiliates	22,641,866	7,438,804	375,743	—
% of Voted	74.34%	24.42%	1.23%	—
% of Outstanding	53.58%	17.60%	0.89%	—
Without Affiliates	15,915,320	2,820,526	375,743	—
% of Voted	83.28%	14.76%	1.97%	—
% of Outstanding	51.48%	9.12%	1.22%	—

For purposes of this proposal, the affirmative vote of (1) a majority of the outstanding voting securities entitled to vote at the Meeting; and (2) a majority of the outstanding voting securities entitled to vote at the Meeting that are not held by affiliated persons of the Company was required to approve this proposal. For purposes of this proposal, the Investment Company Act of 1940, as amended, defines “a majority of the outstanding voting securities” as: (1) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company, whichever is the less.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Solar Capital Ltd.

Date: October 9, 2020	By:	/s/ Richard L. Peteka
Richard L. Peteka Secretary